AS ACCEPTED JUNE 10, 1980


                                     BYLAWS

                                       OF

                             TAURUS OIL CORPORATION

                               ARTICLE I. OFFICES
                               ------------------

     THE PRINCIPAL OFFICE OF THE CORPORATION IN THE STATE OF COLORADO SHALL BE LOCATED IN THE CITY OF DENVER, COUNTY OF DENVER. THE CORPORATION MAY HAVE SUCH OTHER OFFICES, EITHER WITHIN OR WIHTOUT THE STATE OF INCORPORTION AS THE BOARD OF = DIRECTORS MAY DESIGNATE OR AS THE BUSINESS OF THE CORPORATION MAY FROM TIME TO TIME REQUIRE.

                            ARTICLE II. STOCKHOLDERS
                            ------------------------


     SECTION 1. ANNUAL MEETING.  THE ANNUAL MEETING OF THE STOCKHOLDERS SHALL BE
                ---------------
HELD AT SUCH TIME AS MAY BE FIXED BY THE BOARD OF DIRECTORS; PROVIDED, HOWEVER, THAT IF THE BOARD OF DIRECTORS FAILS TO FIX A TIME, THE ANNUAL MEETING SHALL BE HELD ON THE SECOND TUESDAY OF JUNE IN EACH YEAR AT THE HOUR OF 2:00 P.M. THE ANNUAL MEETING OF THE STOCKHOLDERS SHALL BE HELD FOR THE PURPOSE OF ELECTING DIRECTORS AND FOR THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING. IF THE DAY FIXED FOR THE ANNUAL MEETING SHALL BE A LEGAL HOLIDAY SUCH MEETING SHALL BE HELD ON THE NEXT SUCCEED-ING BUSINESS DAY.


     SECTION  2.  SPECIAL MEETINGS. SPECIAL MEETINGS OF THE STOCKHOLDERS FOR ANY
                  -----------------
PURPOSE OR PURPOSES, UNLESS OTHERWISE PRESCRIBED BY STATUTE, MAY BE CALLED BY THE PRESIDENT OR BY THE BOARD OF DIRECTORS, AND SHALL BE CALLED BY THE PRESIDENT AT THE REQUEST OF THE HOLDERS OF NOT LESS THAN TEN PERCENT (10%) OF ALL THE OUTSTANDING SHARES OF THE CORPORATION EN-TITLED TO VOTE AT THE MEETING.

     SECTION  3.  PLACE  OF  MEETING.  THE  BOARD OF DIRECTORS MAY DESIGNATE ANY
                  -------------------
PLACE, EITHER WITHIN OR WITHOUT THE STATE UNLESS OTHERWISE PRESCRIBED BY STATUTE, AS THE PLACE OF MEET-ING FOR ANY ANNUAL MEETING OR FOR ANY SPECIAL MEETING CALLED BY THE BOARD OF DIRECTORS. A WAIVER OF NOTICE SIGNED BY ALL

STOCKHOLDERS ENTITLED TO VOTE AT A MEETING MAY DESIGNATE ANY PLACE, EITHER WITHIN OR WITHOUT THE STATE UNLESS OTHERWISE PRESCRIBED BY STATUTE, AS THE PLACE FOR HOLDING SUCH MEETING. IF NO DESIGNATION IS MADE, OR IF A SPECIAL MEETING BE OTHER-WISE CALLED, THE PLACE OF MEETING SHALL BE THE PRINCIPAL OFFICE OF THE CORPORATION IN THE STATE OF COLORADO.

     SECTION  4. NOTICE OF MEETING. WRITTEN OR PRINTED NOTICE STATING THE PLACE,
                 ------------------
DAY AND HOUR OF THE MEETING AND, IN CASE OF A SPECIAL MEETING, THE PURPOSE OR PURPOSES FOR WHICH THE MEETING IS CALLED, SHALL BE DELIVERED NOT LESS THAN TEN
(10) NOR MORE THAN FIFTY (50) DAYS BEFORE THE DATE OF THE MEETING, EITHER PERSONALLY OR BY MAIL, BY OR AT THE DIRECTION OF THE PRESIDENT, OR THE SECRETARY, OR THE OFFICER OR PERSCMS CALLING THE MEETING, TO EACH STOCKHOLDER OF RECORD ENTITLED TO VOTE AT SUCH MEETING. IF MAILED, SUCH NOTICE SHALL BE DEEMED TO BE DELIVERED WHEN DEPOSITED IN THE UNITED STATES MAIL, ADDRESSED TO THE STOCKHOLDER AT HIS ADDRESS AS IT APPEARS ON THE STOCK TRANSFER BOOKS OF THE CORPORATION, WITH POSTAGE THEREON PREPAID.

     SECTION  5.  CLOSING  OF  TRANSFER  BOOKS OR FIXING OF RECORD DATE. FOR THE
                  ------------------------------------------------------
PURPOSE OF DETERMINING STOCKHOLDERS ENTITLED TO NOTICE OF OR TO VOTE AT ANY MEETING OF STOCK-HOLDERS OR ANY ADJOURNMENT THEREOF, OR STOCKHOLDERS ENTITLED TO RECEIVE PAYMENT OF ANY DIVIDEND, OR IN ORDER TO MAKE A DETERMINATION OF STOCKHOLDERS FOR ANY OTHER PROPER PURPOSE, THE BOARD OF DIRECTORS MAY PROVIDE THAT THE STOCK TRANSFER BOOKS SHALL BE CLOSED FOR A STATED PERIOD BUT NOT TO EXCEED, IN ANY CASE, FIFTY (50) DAYS. IF THE STOCK TRANSFER BOOKS SHALL BE CLOSED FOR THE PURPOSE OF DETERMINING STOCKHOLDERS ENTITLED TO NOTICE OF OR TO VOTE AT A MEETING OF STOCK-HOLDERS, SUCH BOOKS SHALL BE CLOSED FOR AT LEAST TEN
(10) DAYS IMMEDIATELY PRECEDING SUCH MEETING. IN LIEU OF CLOSING THE STOCK TRANSFER BOOKS, THE BOARD OF DIRECTORS MAY FIX IN ADVANCE A DATE AS THE RECORD DATE FOR ANY SUCH DETERMINATION OF STOCKHOLDERS, SUCH DATE IN ANY CASE TO BE NOT MORE THAN FIFTY I50) DAYS AND, IN CASE OF A MEETING OF STOCKHOLDERS, NOT LESS THAN TEN (10) DAYS PRIOR TO THE DATE ON WHICH THE PARTICULAR ACTION REQUIRING SUCH DETERMINATION OF STOCK-HOLDERS IS TO BE TAKEN. IF THE STOCK TRANSFER BOOKS ARE NOT CLOSED AND NO RECORD DATE IS FIXED FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO NOTICE OF OR TO VOTE AT A MEETING OF STOCKHOLDERS, OR STOCKHOLDERS
ENTITLED TO RECEIVE PAYMENT OF A DIVIDEND, THE DATE ON WHICH NOTICE OF THE MEETING IS MAILED OR THE DATE ON WHICH THE RESOLUTION OF THE BOARD OF DIRECTORS

DECLARING SUCH DIVIDEND IS ADOPTED, AS THE CASE MAY BE, SHALL BE THE RECORD DATE FOR SUCH DETERMINATION OF STOCKHOLDERS. WHEN A DETERMINATION OF STOCKHOLDERS ENTITLED TO VOTE AT ANY MEETING OF STOCKHOLDERS HAS BEEN MADE AS PROVIDED IN THIS SECTION, SUCH DETERMINATION SHALL APPLY TO ANY ADJOURNMENT THEREOF.

     SECTION  6.  VOTING  LISTS. THE OFFICER OR AGENT HAVING CHARGE OF THE STOCK
                  --------------
TRANSFER BOOKS FOR SHARES OF THE CORPORATION SHALL MAKE, AT LEAST TEN (10) DAYS BEFORE EACH MEETING OF STOCKHOLDERS, A COMPLETE LIST OF THE STOCKHOLDERS ENTITLED TO VOTE AT SUCH MEETING, OR ANY ADJOURNMENT THEREOF, ARRANGED IN ALPHABETICAL ORDER, WITH THE ADDRESS OF AND THE NUMBER OF SHARES HELD BY EACH, WHICH LIST, FOR A PERIOD OF TEN (10) DAYS PRIOR TO SUCH MEETING, SHALL BE KEPT ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND SHALL BE SUBJECT TO INSPECTION BY ANY STOCKHOLDER AT ANY TIME DURING USUAL BUSINESS HOURS. SUCH LIST SHALL ALSO BE PRODUCED AND KEPT OPEN, AT THE TIME AND PLACE OF THE MEETING AND SHALL BE SUBJECT TO THE INSPECTION OF ANY STOCKHOLDER DURING THE WHOLE TIME OF THE MEETING. THE ORIGINAL STOCK TRANSFER BOOK SHALL BE PRIMA FACIE EVIDENCE AS TO WHO ARE THE STOCKHOLDERS ENTITLED TO EXAMINE SUCH LIST OR TRANSFER BOOKS OR TO VOTE AT THE MEETING OF STOCKHOLDERS.

     SECTION  7.  QUORUM.  AT  ANY  MEETING  OF  STOCKHOLDERS, A MAJORITY OF THE
                  -------
OUTSTANDING SHARES OF THE CORPORATION ENTITLED TO VOTE, REPRESENTED IN PERSON OR BY PROXY, SHALL CONSTITUTE A QUORUM. IF LESS THAN SAID NUMBER OF THE OUTSTANDING SHARES ARE REPRESENTED AT A MEETING, A MAJORITY OF THE SHARES SO REPRESENTED MAY ADJOURN THE MEETING FROM TIME TO TIME WITHOUT FURTHER NOTICE; PROVIDED, HOWEVER, THAT NO SINGLE ADJOURNMENT MAY EXCEED SIXTY (60) DAYS. AT SUCH ADJOURNED MEETING AT WHICH A QUORUM SHALL BE PRESENT OR REPRESENTED, ANY BUSINESS MAY BE TRANSACTED WHICH MIGHT HAVE BEEN TRANSACTED AT THE MEETING AS ORIGINALLY NOTIFIED. THE STOCKHOLDERS PRESENT AT A DULY ORGANIZED MEETING MAY CONTINUE TO TRANSACT BUSINESS UNTIL ADJOURNMENT, NOTWITHSTANDING THE WITHDRAWAL OF ENOUGH STOCKHOLDERS TO LEAVE LESS THAN A QUORUM.

     SECTION 8. PROXIES. AT ALL MEETINGS OF STOCKHOLDERS, A STOCKHOLDER MAY VOTE
                --------
BY  PROXY  EXECUTED  IN  WRITING  BY  THE  STOCKHOLDER OR BY HIS DULY AUTHORIZED
ATTORNEY IN FACT. SUCH PROXY SHALL BE FILED WITH THE SECRETARY OF THE CORPORATION BEFORE OR AT THE TIME OF THE MEETING. NO PROXY SHALL BE VALID AFTER ELEVEN MONTHS FROM THE DATE OF ITS EXECUTION, UNLESS OTHERWISE PROVIDED IN THE PROXY.

     SECTION  9.  VOTING.  EACH  STOCKHOLDER  ENTITLED  TO  VOTE
                  -------

IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND THESE BYLAWS SHALL BE ENTITLED TO ONE VOTE, IN PERSON OR BY PROXY, FOR EACH SHARE OF STOCK ENTITLED TO VOTE HELD BY SUCH STOCKHOLDERS. UPON THE DEMAND OF ANY STOCKHOLDER, THE VOTE FOR DIRECTORS AND UPON ANY QUESTION BEFORE THE MEETING SHALL BE BY BALLOT. ALL ELECTIONS FOR DIRECTORS SHALL BE DECIDED BY PLURALITY VOTE OF THE SHARES REPRESENTED AT THE MEETING AND ENTITLED TO VOTE THERE ON; ALL OTHER QUESTIONS SHALL BE DECIDED BY MAJORITY VOTE OF THE SHARES REPRESENTED AT THE MEETING AND ENTITLED TO VOTE THEREON EXCEPT AS OTHERWISE PROVIDED BY THE CERTIFICATE OF INCORPORATION OR THE LAWS OF THE STATE OF COLORADO.

     SECTION 10. ORDER OF BUSINESS. THE ORDER OF BUSINESS AT ALL MEETINGS OF THE
                 ------------------
STOCKHOLDERS,  SHALL  BE  AS  FOLLOWS:

1.     ROLL  CALL.

2.     PROOF  OF  NOTICE  OF  MEETING  OR  WAIVER  OF  NOTICE.

3.     READING  OF  MINUTES  OF  PRECEDING  MEETING.

4.     REPORTS  OF  OFFICERS.

5.     REPORTS  OF  COMMITTEES.

6.     ELECTION  OF  DIRECTORS.

7.     UNFINISHED  BUSINESS.

8.     NEW  BUSINESS.

     SECTION  11.  INFORMAL ACTION BY STOCKHOLDERS. UNLESS OTHERWISE PROVIDED BY
                   --------------------------------
LAW, ANY ACTION REQUIRED TO BE TAKEN AT A MEETING OF THE STOCKHOLDERS, OR ANY OTHER ACTION WHICH MAY BE TAKEN AT A MEETING OF THE STOCKHOLDERS, MAY BE TAKEN WITHOUT A MEETING IF A CONSENT IN WRITING, SETTING FORTH THE ACTION SO TAKEN, SHALL BE SIGNED BY ALL OF THE STOCKHOLDERS ENTITLED TO VOTE WITH RESPECT TO THE SUBJECT MATTER THEREOF.

                         ARTICLE III. BOARD OF DIRECTORS
                         -------------------------------

     SECTION  1.  GENERAL  POWERS.  THE  BUSINESS AND AFFAIRS OF THE CORPORATION
                  ----------------
SHALL BE MANAGED BY ITS BOARD OF DIRECTORS. THE DIRECTORS SHALL IN ALL CASES ACT AS A BOARD, AND THEY MAY ADOPT SUCH RULES AND REGULATIONS FOR THE CONDUCT OF THEIR
MEETINGS AND THE MANAGEMENT OF THE CORPORATION, AS THEY MAY DEEM PROPER, NOT INCONSISTENT WITH THESE BYLAWS AND THE LAWS
OF  THE  STATE  OF  COLORADO.

     SECTION  2.  NUMBER,  TENURE AND QUALIFICATIONS. THE NUMBER OF DIRECTORS OF
                  -----------------------------------
THE  CORPORATION  SHALL  BE  NOT  LESS  THAN

THREE  OR  MORE THAN NINE AS MAY BE FIXED FROM TIME TO TIME BY RESOLUTION OF THE
BOARD  OF  DIRECTORS;  PROVIDED,  HOWEVER,  THAT  NO  DECREASE  IN THE NUMBER OF
DIRECTORS SHALL HAVE THE EFFECT OF SHORTENING THE TERM OF ANY INCUMBENT DIRECTOR. EACH DIRECTOR SHALL HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR SHALL HAVE BEEN ELECTED AND QUALIFIED.

     SECTION  3.  REGULAR  MEETINGS. A REGULAR MEETING OF THE DIRECTORS SHALL BE
                  ------------------
HELD WITHOUT OTHER NOTICE THAN THIS BYLAW IMMEDIATELY AFTER, AND AT THE SAME PLACE AS, THE ANNUAL MEETING OF STOCKHOLDERS. THE DIRECTORS MAY PROVIDE, BY RESOLUTION, THE TIME AND PLACE FOR THE HOLDING OF ADDITIONAL REGULAR MEETINGS WITHOUT OTHER NOTICE THAN SUCH RESOLUTION.

     SECTION  4.  SPECIAL  MEETINGS.  SPECIAL  MEETINGS  OF THE DIRECTORS MAY BE
                  ------------------
CALLED BY OR AT THE REQUEST OF THE PRESIDENT OR ANY TWO DIRECTORS. THE PERSON OR PERSONS AUTHORIZED TO CALL SPECIAL MEETINGS OF THE DIRECTORS MAY FIX THE PLACE FOR HOLDING ANY SPECIAL MEETING OF THE DIRECTORS CALLED BY THEM.

     SECTION  5.  NOTICE.  NOTICE OF ANY SPECIAL MEETING SHALL BE GIVEN AT LEAST
                  -------
FIVE (5) DAYS PREVIOUSLY THERETO BY WRITTEN NOTICE DELIVERED PERSONALLY, OR BY TELEGRAM OR MAILED TO EACH DIRECTOR AT HIS BUSINESS ADDRESS. IF MAILED, SUCH NOTICE SHALL BE DEEMED TO BE DELIVERED WHEN DEPOSITED IN THE UNITED STATES MAIL SO ADDRESSED, WITH POSTAGE THEREON PREPAID. IF NOTICE BE GIVEN BY TELEGRAM, SUCH NOTICE SHALL BE DEEMED TO BE DELIVERED WHEN THE TELEGRAM IS DELIVERED TO THE TELEGRAPH COMPANY. THE ATTENDANCE OF A DIRECTOR AT A MEETING SHALL CONSTITUTE A WAIVER OF NOTICE OF SUCH MEETING, EXCEPT WHERE A DIRECTOR ATTENDS A MEETING-FOR THE EXPRESS PURPOSE OF OBJECTING TO THE TRANSACTION OF ANY BUSINESS BECAUSE THE MEETING IS NOT LAWFULLY CALLED OR CONVENED.

     SECTION  6. QUORUM. AT ANY MEETING OF THE DIRECTORS A MAJORITY OF THE TOTAL
                 -------
NUMBER OF DIRECTORS SHALL CONSTITUTE A QUORUM FOR THE TRANSACTION OF BUSINESS, BUT IF LESS THAN SAID NUMBER IS PRESENT AT A MEETING, A MAJORITY OF THE DIRECTORS PRESENT MAY ADJOURN THE MEETING FROM TIME TO TIME WITHOUT FURTHER NOTICE.

     SECTION  7.  MANNER  OF  ACTING.  THE  ACT OF THE MAJORITY OF THE DIRECTORS
                  -------------------
PRESENT AT A MEETING AT WHICH A QUORUM I'S PRESENT SHALL BE THE ACT OF THE BOARD OF DIRECTORS. MEETINGS OF THE BOARD OF DIRECTORS SHALL BE CONDUCTED BY THE CHAIRMAN

OF  THE  BOARD,  IF  ANY,  OR  BY  THE PRESIDENT OR, IF NEITHER IS PRESENT, BY A
CHAIRMAN  TO  BE  ELECTED  AT  THE  MEETING.

     SECTION  8.  NEWLY  CREATED  DIRECTORSHIPS  AND  VACANCIES.  NEWLY  CREATED
                  ----------------------------------------------
DIRECTORSHIPS RESULTING FROM AN INCREASE IN THE NUMBER OF DIRECTORS AND VACANCIES OCCURRING IN THE BOARD OF DIRECTORS FOR ANY REASON EXCEPT THE REMOVAL OF DIRECTORS WITHOUT CAUSE MAY BE FILLED BY A VOTE OF A MAJORITY OF THE
DIRECTORS THEN IN OFFICE, ALTHOUGH LESS THAN A QUORUM EXISTS. VACANCIES OCCURRING BY REASON OF THE REMOVAL OF DIRECTORS WITHOUT CAUSE SHALL BE FILLED BY VOTE OF THE STOCKHOLDERS. A DIRECTOR ELECTED TO FILL A VACANCY CAUSED BY RESIGNATION, DEATH OR REMOVAL SHALL BE ELECTED TO HOLD OFFICE FOR THE UNEXPIRED TERM OF HIS PREDECESSOR.

     SECTION  9. REMOVAL. AT A MEETING OF STOCKHOLDERS CALLED EXPRESSLY FOR-THAT
                 --------
PURPOSE, THE ENTIRE BOARD OF DIRECTORS, OR ANY MEMBER THEREOF, MAY BE REMOVED, WITH OR WITHOUT CAUSE, BY A VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES THEN ENTITLED TO VOTE AT AN ELECTION OF DIRECTORS.

     SECTION  10.  RESIGNATION.  A  DIRECTOR  MAY  RESIGN  AT ANY TIME BY GIVING
                   ------------
WRITTEN TO THE BOARD OF DIRECTORS, THE PRESIDENT OR THE SECRETARY OF THE CORPORATION. UNLESS OTHERWISE SPECIFIED IN THE NOTICE, THE RESIGNATION SHALL TAKE EFFECT UPON RECEIPT THEREOF BY THE BOARD OR SUCH OFFICER, AND THE ACCEPTANCE OF THE RESIGNATION SHALL NOT BE NECESSARY TO MAKE IT EFFECTIVE.

     SECTION  11.  COMPENSATION.  NO COMPENSATION SHALL BE PAID TO DIRECTORS, AS
                   -------------
SUCH, FOR THEIR SERVICES, BUT BY RESOLUTION OF THE BOARD OF DIRECTORS A FIXED SUM AND EXPENSES FOR ACTUAL ATTENDANCE AT EACH REGULAR OR SPECIAL MEETING OF THE BOARD MAY BE AUTHORIZED. NOTHING HEREIN CONTAINED SHALL BE CONSTRUED TO PRECLUDE ANY DIRECTOR FROM SERVING THE CORPORATION IN ANY OTHER CAPACITY AND RECEIVING COMPENSATION THEREFOR.

     SECTION  12.  PRESUMPTION  OF  ASSENT. A DIRECTOR-OF THE CORPORATION WHO IS
                   ------------------------
PRESENT AT A MEETING OF THE DIRECTORS AT WHICH ACTION ON ANY CORPORATE MATTER IS TAKEN SHALL BE PRESUMED TO HAVE ASENTED TO THE ACTION TAKEN UNLESS HIS DISSENT SHALL BE ENTERED IN THE MINUTES OF THE MEETING OR UNLESS HE SHALL FILE HIS WRITTEN DISSENT TO SUCH ACTION WITH THE P~RSON ACTING AS THE SECRETARY OF THE
MEETING BEFORE THE ADJOURNMENT THEREOF OR SHALL FORWARD SUCH DISSENT BY REGISTERED MAIL TO THE SECRETARY OF THE CORPORATION IMMEDIATELY AFTER THE AD-

JOURNMENT OF THE MEETING. SUCH RIGHT TO DISSENT SHALL NOT APPLY TO A DIRECTOR WHO VOTED IN FAVOR OF SUCH ACTION.

     SECTION  13.  EXECUTIVE  AND  OTHER  COMMITTEES. THE BOARD OF DIRECTORS, BY
                   ----------------------------------
RESOLUTION ADOPTED BY A MAJORITY OF THE NUMBER OF DIRECTORS FIXED PURSUANT TO THESE BYLAWS, MAY DESIGNATE FROM AMONG ITS MEMBERS AN EXECUTIVE COMMITTEE AND OTHER COMMITTEES, EACH CONSISTING OF THREE OR MORE DIRECTORS. EACH SUCH COMMITTEE SHALL SERVE AT THE PLEASURE OF THE BOARD AND, TO THE EXTENT PROVIDED IN THE RESOLUTION, SHALL HAVE ALL OF THE AUTHORITY OF THE BOARD OF DIRECTORS EXCEPT THAT NO SUCH COMMITTEE SHALL HAVE THE AUTHORITY OF THE BOARD OF DIRECTORS IN REFERENCE TO AMENDING THE ARTICLES OF INCORPORATION, ADOPTING A PLAN OF MERGER OR CONSOLIDATION, RECOMMENDING TO THE STOCKHOLDERS THE SALE, LEASE, EXCHANGE OR OTHER DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF THE PROPERTY AND ASSETS OF THE CORPORATION OTHERWISE THAN IN THE USUAL AND REGULAR COURSE OF ITS BUSINESS, RECOMMENDING TO THE STOCKHOLDERS A VOLUNTARY DISSOLUTION OF THE CORPORATION OR A REVOCATION THEREOF, OR AMENDING THE BYLAWS OF THE CORPORATION. THE DESIGNATION OF SUCH COMMITTEES AND THE DELEGATION THERETO OF AUTHORITY SHALL NOT OPERATE TO RELIEVE THE BOARD OF DIRECTORS, OR ANY MEMBER THEREOF, OF ANY RESPONSIBILITY IMPOSED BY LAW.

ARTICLE  IV.  OFFICERS

     SECTION  1.  NUMBER.  THE OFFICERS OF THE CORPORATION SHALL BE A PRESIDINT,
                  -------
ONE OR MORE VICE PRESIDENTS, A SECRETARY AND A TREASURER, EACH OF WHOM SHALL BE ELECTED BY THE BOARD OF DIRECTORS. SUCH OTHER OFFICERS AND ASSISTANT OFFICERS AS MAY BE DEEMED NECESSARY MAY BE ELECTED OR APPOINTED BY THE BOARD OF DIRECTORS.

     SECTION  2. ELECTION AND TERM OF OFFICE. THE OFFICERS OF THE CORPORATION TO
                 ----------------------------
BE ELECTED BY THE BOARD OF DIRECTORS SHALL BE ELECTED ANNUALLY AT THE FIRST MEETING OF THE DIRECTORS HELD AFTER THE ANNUAL MEETING OF THE STOCKHOLDERS. EACH OFFICER SHALL HOLD OFFICE UNTIL HIS SUCCESSOR SHALL HAVE BEEN DULY ELECTED AND SHALL HAVE QUALIFIED OR UNTIL HIS DEATH OR UNTIL HE SHALL RESIGN OR SHALL HAVE BEEN REMOVED IN THE MANNER HEREINAFTER PROVIDED.

     SECTION  3. REMOVAL. ANY OFFICER OR AGENT ELECTED OR APPOINTED BY THE BOARD
                 --------
OF  DIRECTORS  MAY  BE  REMOVED  BY  THE

BOARD WHENEVER IN ITS JUDGMENT THE BEST INTERESTS OF THE CORPORATION WOULD BE SERVED THEREBY, BUT SUCH REMOVAL SHALL BE WITHOUT PREJUDICE TO THE CONTRACT RIGHTS, IF ANY, OF THE PERSON SO REMOVED.

     SECTION 4. VACANCIES. A VACANCY IN ANY OFFICE BECAUSE OF DEATH, RESIGNATION
                ----------
REMOVAL, DISQUALIFICATION OR OTHERWISE, MAY BE FILLED BY THE BOARD OF DIRECTORS FOR THE UNEXPIRED PORTION OF THE TERM.

     SECTION  5.  PRESIDENT.  THE  PRESIDENT  SHALL  BE  THE PRINCIPAL EXECUTIVE
                  ----------
OFFICER OF THE CORPORATION AND, SUBJECT TO THE CONTROL OF THE BOARD OF DIRECTORS, SHALL IN GENERAL SUPERVISE AND CONTROL ALL OF THE BUSINESS AND AFFAIRS OF THE: CORPORATION. HE SHALL, WHEN PRESENT, PRESIDE AT ALL MEETINGS OF THE STOCKHOLDERS AND, IN THE ABSENCE OR INABILITY OF THE CHAIRMAN OF THE BOARD, OF THE BOARD OF DIRECTORS. HE MAY SIGN, WITH THE SECRETARY OR ANY OTHER PROPER OFFICER OF THE CORPORATION THEREUNTO AUTHORIZED BY THE BOARD OF DIRECTORS, CERTIFICATES FOR SHARES OF THE CORPORATION, ANY DEEDS, MORTGAGES, BONDS, CONTRACTS OR OTHER INSTRUMENTS WHICH THE BOARD OF DIRECTORS HAS AUTHORIZED TO BE EXECUTED, EXCEPT IN CASES WHERE THE SIGNING AND EXECUTION THEREOF SHALL BE EXPRESSLY DELEGATED BY THE BOARD OF DIRECTORS OR BY THESE BYLAWS TO SOME OTHER OFFICER OR AGENT OF THE CORPORATION, OR SHALL BE REQUIRED BY LAW TO BE OTHERWISE SIGNED OR EXECUTED; AND IN GENERAL SHALL PERFORM ALL DUTIES INCIDENT TO THE
OFFICE OF PRESIDENT AND SUCH OTHER DUTIES AS MAY BE PRESCRIBED BY THE BOARD OF DIRECTORS FROM TIME TO TIME.

     SECTION  6. VICE PRESIDENTS. IN THE ABSENCE OF THE President or in event of
                 ----------------
his death, inability or refusal to ACT, THE VICE PRESIDENT (OR, IN THE EVENT THAT THERE IS MORE THAN ONE VICE PRESIDENT, THE VICE PRESIDENTS IN THE ORDER DESIGNATED AT THE TIME OF THEIR ELECTION, OR, IN THE ABSENCE OF ANY DESIGNATION, THEN IN THE ORDER OF THEIR ELECTION) SHALL PERFORM THE DUTIES OF THE PRESIDENT, AND WHEN SO ACTING, SHALL HAVE ALL THE POWERS OF AND BE SUBJECT TO ALL THE RESTRICTIONS UPON THE PRESIDENT. ANY VICE PRESIDENT SHALL PERFORM SUCH OTHER DUTIES AS FROM TIME TO TIME MAY BE ASSIGNED BY THE PRESIDENT OR BY THE BOARD OF DIRECTORS.

     SECTION  7. SECRETARY. THE SECRETARY SHALL KEEP THE MINUTES OF THE MEETINGS
                 ----------
OF THE STOCKHOLDERS AND THE DIRECTORS IN ONE OR MORE BOOKS PROVIDED FOR THAT PURPOSE, SEE THAT ALL NOTICES ARE DULY GIVEN IN ACCORDANCE WITH THE PRO-

VISIONS OF THESE BYLAWS OR AS REQUIRED BY LAW, BE CUSTODIAN OF THE CORPORATE RECORDS AND OF THE SEAL OF THE CORPORATION AND KEEP A REGISTER OF THE POST OFFICE ADDRESS OF EACH STOCKHOLDER WHICH SHALL BE FURNISHED TO THE SECRETARY BY SUCH STOCKHOLDER, HAVE GENERAL CHARGE OF THE STOCK TRANSFER BOOKS OF THE CORPORATION AND IN GENERAL PERFORM ALL DUTIES INCIDENT TO THE OFFICE OF SECRETARY AND SUCH OTHER DUTIES AS FROM TIME TO TIME MAY BE ASSIGNED TO HIM BY THE PRESIDENT OR BY THE BOARD OF DIRECTORS.

     SECTION  8. TREASURER. IF REQUIRED BY THE BOARD OF DIRECTORS, THE TREASURER
                 ----------
SHALL GIVE A BOND FOR THE FAITHFUL DISCHARGE OF HIS DUTIES IN SUCH SUM AND WITH SUCH SURETY OR SURETIES AS THE BOARD OF DIRECTORS SHALL DETERMINE. HE SHALL HAVE CHARGE AND CUSTODY OF AND BE RESPONSIBLE FOR ALL FUNDS AND SECURITIES OF THE CORPORATION; RECEIVE AND GIVE RECEIPTS FOR MONEYS DUE AND PAYABLE TO THE CORPORATION FROM ANY-SOURCE WHATSOEVER, AND DEPOSIT ALL SUCH MONEYS IN THE NAME OF THE CORPORATION IN SUCH BANKS, TRUST COMPANIES OR OTHER DEPOSITORIES AS SHALL BE SELECTED IN ACCORDANCE WITH THESE BYLAWS AND IN GENERAL PERFORM ALL OF THE DUTIES INCIDENT TO THE OFFICE OF TREASURER AND SUCH OTHER DUTIES AS FROM TIME TO TIME MAY BE ASSIGNED TO HIM BY THE PRESIDENT OR BY THE BOARD OF DIRECTORS.

     SECTION  9. SALARIES. THE SALARIES OF THE OFFICERS SHALL BE FIXED FROM TIME
                 ---------
TO TIME BY THE DIRECTORS AND NO OFFICER SHALL BE PREVENTED FROM RECEIVING SUCH SALARY BY REASON OF THE FACT THAT HE IS ALSO A DIRECTOR OF THE CORPORATION.

     SECTION  10.  COMBINED  OFFICES. ANY TWO OR MORE OFFICES OF THE CORPORATION
                   ------------------
MAY BE COMBINED EXCEPT THOSE OF PRESIDENT AND SECRETARY. OFFICERS MAY ALSO SERVE AS DIRECTORS.

                ARTICLE V. CONTRACTS, LOANS, CHECKS AND DEPOSITS
                ------------------------------------------------

     SECTION  1.  CONTRACTS. THE BOARD OF DIRECTORS MAY AUTHORIZE ANY OFF~ICEROR
                  ----------
OFFICERS, AGENT OR AGENTS, TO ENTER INTO ANY CONTRACT OR EXECUTE AND DELIVER ANY INSTRUMENT IN THE NAME OF AND ON BEHALF OF THE CORPORATION, AND SUCH AUTHORITY MAY BE GENERAL OR CONFINED TO SPECIFIC INSTANCES.

     SECTION 2. LOANS. NO LOANS SHALL BE CONTRACTED ON BEHALF OF THE CORPORATION
                ------
AND NO EVIDENCES OF INDEBTEDNESS SHALL BE ISSUED IN ITS NAME UNLESS AUTHORIZED BY A RESOLUTION

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                                                                              10

OF THE BOARD OF DIRECTORS. SUCH AUTHORITY MAY BE GENERAL OR CONFINED TO SPECIFIC INSTANCES.

     SECTION  3. CHECKS, DRAFTS, ETC. ALL CHECKS, DRAFTS OR OTHER ORDERS FOR THE
                 --------------------
PAYMENT OF MONEY, NOTES OR OTHER EVIDENCES OF INDEBTEDNESS ISSUED IN THE NAME OF THE CORPORATION, SHALL BE SIGNED BY SUCH OFFICER OR OFFICERS, AGENT OR AGENTS OF THE CORPORATION AND IN SUCH MANNER AS SHALL FROM TIME TO TIME BE DETERMINED BY RESOLUTION OF THE BOARD OF DIRECTORS.

     SECTION  4.  DEPOSITS.  ALL FUNDS OF THE CORPORATION NOT OTHERWISE EMPLOYED
                  ---------
SHALL BE DEPOSITED FROM TIME TO TIME TO THE CREDIT OF THE CORPORATION IN SUCH BANKS, TRUST COMPANIES OR OTHER DEPOSITARIES AS THE BOARD OF DIRECTORS MAY SELECT.,

             ARTICLE VI. CERTIFICATES FOR SHARES AND THEIR TRANSFER
             ------------------------------------------------------

     SECTION 1. CERTIFICATES FOR SHARES. CERTIFICATES REPRESENTING SHARES OF THE
                ------------------------
CORPORATION SHALL IN SUCH FORM AS SHALL BE DETERMINED BY THE BOARD OF DIRECTORS. SUCH CERTIFICATES SHALL BE SIGNED BY THE PRESIDENT AND BY THE SECRETARY OR BY SUCH OTHER OFFICERS AUTHORIZED BY LAW AND BY THE BOARD OF DIRECTORS. ALL CERTIFICATES FOR SHARES SHALL BE CONSECUTIVELY NUMBERED OR OTHERWISE IDENTIFIED. THE NAME AND ADDRESS OF THE STOCKHOLDERS, THE NUMBER OF SHARES AND DATE OF ISSUE SHALL BE ENTERED ON THE STOCK TRANSFER BOOKS OF THE CORPORATION. ALL CERTIFICATES SURRENDERED TO THE CORPORATION FOR TRANSFER SHALL BE CANCELLED AND NO NEW CERTIFICATE SHALL BE ISSUED UNTIL THE FORMER CERTIFICATE FOR A LIKE NUMBER OF SHARES SHALL HAVE BEEN SURRENDERED AND CANCELLED, EXCEPT THAT IN CASE OF A LOST, DESTROYED OR MUTILATED CERTIFICATE A NEW ONE MAY BE ISSUED THEREFOR UPON SUCH TERMS AND INDEMNITY TO THE CORPORATION AS THE BOARD OF DIRECTORS MAY PRESCRIBE.

     SECTION 2. TRANSFER OF SHARES. (A) UPON SURRENDER TO THE CORPORATION OR THE TRANSFER AGENT OF THE CORPORATION OF A CERTIFICATE FOR SHARES DULY ENDORSED OR ACCOMPANIED BY PROPER EVIDENCE OF SUCCESSION, ASSIGNMENT OR AUTHORITY TO TRANSFER, IT SHALL BE THE DUTY OF THE CORPORATION TO ISSUE A NEW CERTIFICATE TO THE PERSON ENTITLED THERETO, AND CANCEL THE OLD CERTIFICATE; EVERY SUCH TRANSFER SHALL BE ENTERED ON THE TRANSFER BOOK OF THE CORPORATION WHICH SHALL BE KEPT AT ITS PRINCIPAL OFFICE.

     (B) THE CORPORATION SHALL BE ENTITLED TO TREAT THE HOLDER OF RECORD OF ANY SHARE AS THE HOLDER IN FACT THEREOF, AND, ACCORDINGLY, SHALL NOT BE BOUND TO RECOGNIZE ANY EQUI-TABLE OR OTHER CLAIM TO OR INTEREST IN SUCH SHARE ON THE PART OF ANY OTHER PERSON WHETHER OR NOT IT SHALL HAVE EXPRESS OR OTHER NOTICE THEREOF, EXCEPT AS EXPRESSLY PROVIDED BY THE LAWS OF THE STATE OF COLORADO.

                            ARTICLE VII. FISCAL YEAR
                            ------------------------

THE  FISCAL  YEAR  OF  THE  CORPORATION  SHALL  BE  THE  CALENDAR

YEAR.

                             ARTICLE VIII. DIVIDENDS
                             -----------------------

     THE BOARD OF DIRECTORS MAY FROM TIME TO TIME DECLARE, AND THE CORPORATION MAY PAY, DIVIDENDS ON ITS OUTSTANDING SHARES IN THE MANNER AND UPON THE TERMS AND CONDITIONS PRO-VIDED BY LAW.

                                ARTICLE IX. SEAL
                                ----------------

     THE BOARD OF DIRECTORS SHALL PROVIDE A CORPORATE SEAL WHICH SHALL BE CIRCULAR IN FORM AND SHALL HAVE INSCRIBED THEREON THE NAME OF THE CORPORATION, THE STATE OF INCORPORA-TION, YEAR OF INCORPORATION AND THE WORDS "CORPORATE SEAL."

                           ARTICLE X. WAIVER OF NOTICE
                           ---------------------------

     UNLESS OTHERWISE PROVIDED BY LAW, WHENEVER ANY NOTICE IS REQUIRED TO BE GIVEN TO ANY STOCKHOLDER OR DIRECTOR OF THE CORPORATION UNDER THE PROVISIONS OF THESE BYLAWS OR UNDER THE PROVISIONS OF THE ARTICLES OF INCORPORATION, A WAIVER THEREOF IN WRITING, SIGNED BY THE PERSON OR PERSONS ENTITLED TO SUCH NOTICE, WHETHER BEFORE OR AFTER THE TIME STATED THEREIN, SHALL BE DEEMED EQUIVALENT TO THE GIVING OF SUCH NOTICE.

                             ARTICLE XI. AMENDMENTS
                             ----------------------

     THESE BYLAWS MAY BE ALTERED, AMENDED OR REPEALED AND NEW BYLAWS MAY BE ADOPTED BY A MAJORITY VOTE OF THE BOARD OF DIRECTORS AT ANY SPECIAL DIRECTORS' MEETING WHEN THE PROPOSED

AMENDMENT HAS BEEN SET OUT IN THE NOTICE OF SUCH MEETING OR AT ANY REGULAR DIRECTORS' MEETING.

                          ARTICLE XII. INDEMNIFICATION
                          ----------------------------

     SECTION  1.  POWER TO INDEMNIFY--THIRD PARTY ACTIONS. THE CORPORATION SHALL
                  ----------------------------------------
HAVE POWER TO INDEMNIFY ANY PERSON WHO WAS OR IS A PARTY OR IS THREATENED TO BE MADE A PARTY TO ANY THREATENED, PENDING OR COMPLETED ACTION, SUIT OR PROCEEDING, WHETHER CIVIL, CRIMINAL, ADMINISTRATIVE OR INVESTIGATIVE (OTHER THAN AN ACTION BY OR IN THE RIGHT OF THE CORPORATION). THIS POWER TO INDEMNIFY SHALL ARISE ONLY BY REASON OF THE FACT THAT THE PERSON IS OR WAS A DIRECTOR, OFFICER, EMPLOY~-E OR AGENT OF THE CORPORATION OR IS OR WAS SERVING AT THE RDQUEST OF THE CORPORATION AS A DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE. THE CORPORATION SHALL HAVE THE POWER TO INDEMNIFY AGAINST EXPENSES (INCLUDING ATTORNEYS' FEES), JUDGMENTS, FINES AND AMOUNTS PAID IN SETTLEMENT ACTUALLY AND REASONABLY INCURRED BY HIM IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IF HE ACTED IN GOOD FAITH AND IN A MANNER HE REASONABLY BELIEVED TO BE IN OR NOT OPPOSED TO THE BEST INTERESTS OF THE CORPORATION, AND, WITH RESPECT TO ANY CRIMINAL ACTION OR PROCEEDING, IF HE HAD NO REASONABLE CAUSE TO BELIEVE HIS CONDUCT WAS UNLAWFUL. THE TERMINATION OF ANY ACTION, SUIT OR PROCEEDING BY JUDGMENT, ORDER, SETTLEMENT, CONVICTION, OR UPON A PLEA OF NOLO CONTENDERE OR ITS EQUIVALENT, SHALL NOT OF ITSELF CREATE A PRESUMPTION THAT THE PERSON DID NOT ACT IN GOOD
FAITH AND IN A MANNER WHICH HE REASONABLY BELIEVED TO BE IN OR NOT OPPOSED TO THE BEST INTERESTS OF THE CORPORATION, AND, WITH RESPECT TO ANY CRIMINAL ACTION OR PROCEEDING, THAT HE HAD REASONABLE CAUSE TO BELIEVE THAT HIS CONDUCT WAS UNLAWFUL.

     SECTION  2.  POWER  TO  INDEMNIFY--ACTIONS  BROUGHT  IN  THERIGHT  OF  THE
                  -------------------------------------------------------------
CORPORATION.     THE  CORPORATION  SHALL  HAVE POWER TO INDEMNIFY ANY PERSON WHO
         ---
WAS OR IS A PARTY OR IS THREATENED TO BE MADE A PARTY TO ANY THREATENED, PENDING OR COMPLETED ACTION OR SUIT BY OR IN THE RIGHT OF THE CORPORATION TO PROCURE A JUDGMENT IN ITS FAVOR BY REASON OF THE FACT THAT HE IS OR WAS A DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF THE CORPORATION, OR IS OR WAS SERVING AT THE REQUEST OF THE CORPORATION AS A DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE. THE CORPORATION SHALL HAVE THE POWER TO

INDEMNIFY AGAINST EXPENSES (INCLUDING ATTORNEYS' FEES) ACTUALLY AND REASONABLY INCURRED BY HIM IN CONNECTION WITH THE DEFENSE OR SETTLEMENT OF SUCH ACTION OR SUIT IF HE ACTED IN GOOD FAITH AND IN A MANNER HE REASONABLY BELIEVED TO BE IN OR NOT OPPOSED TO THE BEST INTERESTS OF THE CORPORATION. NO INDEMNIFICATION SHALL BE MADE IN RESPECT OF ANY CLAIM, ISSUE OR MATTER AS TO WHICH SUCH PERSON SHALL HAVE BEEN ADJUDGED TO BE LIABLE FOR NEGLIGENCE OR MISCONDUCT IN THE PERFORMANCE OF HIS DUTY TO THE CORPORATION UNLESS AND ONLY TO THE EXTENT THAT THE COURT IN WHICH SUCH ACTION OR SUIT WAS BROUGHT SHALL DETERMINE UPON
APPLICATION THAT, DESPITE THE ADJUDICATION OF LIABILITY BUT IN VIEW OF ALL CIRCUMSTANCES OF THE CASE, SUCH PERSON IS FAIRLY AND REASONABLY ENTITLED TO INDEMNITY FOR SUCH EXPENSES WHICH SUCH COURT SHALL DEEM PROPER.

     SECTION  3.  RIGHT  TO  INDEMNIFICATION.  TO  THE  EXTENT  THAT A DIRECTOR,
                  ---------------------------
OFFICER, EMPLOYEE OR AGENT OF THE CORPORATION HAS BEEN SUCCESSFUL ON THE MERITS OR OTHERWISE IN DEFENSE OF ANY ACTION, SUIT OR PROCEEDING REFERRED TO IN THE ABOVE SECTIONS 1 AND 2, OR IN DEFENSE OF ANY CLAIM, ISSUE OR MATTER THEREIN, HE SHALL BE INDEMNIFIED AGAINST EXPENSES (INCLUDING ATTORNEYS' FEES) ACTUALLY AND REASONABLY INCURRED BY HIM IN CONNECTION THEREWITH.

     SECTION  4.  DETERMINATION  OF  ENTITLEMENT  TO  INDEMNIFICATION.  ANY
                  ----------------------------------------------------
INDEMNIFICATION UNDER SECTIONS I AND 2 OF THIS ARTICLE XII (UNLESS ORDERED BY A COURT) SHALL BE MADE BY THE CORPORATION ONLY AS AUTHORIZED IN THE SPECIFIC CASE UPON A DETERMINATION THAT INDEMNIFICATION OF THE DIRECTOR, OFFICER, EMPLOYEE OR AGENT IS PROPER IN THE CIRCUMSTANCES BECAUSE HE HAS MET THE APPLICABLE STANDARD OF CONDUCT SET FORTH IN SECTIONS I AND 2 OF THIS ARTICLE XII. SUCH DETERMINATION SHALL BE MADE (1) BY THE BOARD OF DIRECTORS BY A MAJORITY VOTE OF A QUORUM CONSISTING OF DIRECTORS WHO WERE NOT PARTIES TO SUCH ACTION, SUIT OR PROCEEDING, OR (2) IF SUCH A QUORUM IS NOT OBTAINABLE, OR EVEN IF OBTAINABLE, A QUORUM OF DISINTERESTED DIRECTORS SO DIRECTS, BY INDEPENDENT LEGAL COUNSEL IN A WRITTEN OPINION, OR (3) BY THE STOCKHOLDERS.

     SECTION  5. ADVANCEMENT OF EXPENSES. EXPENSES INCURRED IN DEFENDING A CIVIL
                 ------------------------
OR CRIMINAL ACTION, SUIT OR PROCEEDING MAY BE PAID BY THE CORPORATION IN ADVANCE OF THE FINAL DISPOSITION OF SUCH ACTION, SUIT OR PROCEEDING AS AUTHORIZED INTHE MANNER PROVIDED IN SECTION 4 OF THIS ARTICLE XII UPON RECEIPT OF AN UNDERTAKING BY OR ON BEHALF OF THE DIRECTOR, OFFICER, EMPLOYEE OR AGENT TO REPAY SUCH AMOUNT UNLESS IT

SHALL ULTIMATELY BE DETERMINED THAT HE IS ENTITLED TO BE INDEMNIFIED BY THE CORPORATION AS AUTHORIZED IN THIS ARTICLE.

     SECTION  6. SAVINGS Clause.  The indemnification proVIDED BY THIS ART SHALL
                 ---------------
NOT BE DEEMED EXCLUSIVE OF ANY OTHER RIGHTS TO WHICH THOSE INDEMNIFIED MAY BE ENTITLED UNDER ANY BYLAW, AGREEMENT, VOTE OF STOCKHOLDERS OR DISINTERESTED DIRECTORS OR OTHERWISE, BOTH AS TO ACTION IN HIS OFFICIAL CAPACITY AND AS TO ACTION IN ANOTHER CAPACITY WHILE HOLDING SUCH OFFICE, AND SHALL CONTINUE AS TO A PERSON WHO HAS CEASED TO BE A DIRECTOR, OFFICER, EMPLOYEE OR AGENT AND SHALL INURE TO THE BENEFIT OF THE HEIRS AND LEGAL REPRESENTATIVES OF SUCH A PERSON.

     SECTION  7.  INSURANCE.  THE  CORPORATION  SHALL HAVE POWER TO PURCHASE AND
                  ----------
MAINTAIN INSURANCE ON BEHALF OF ANY PERSON WHO IS OR WAS A DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF THE CORPORATION, OR IS OR WAS SERVING AT THE REQUEST OF THE CORPORATION AS A DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE AGAINST ANY LIABILITY ASSERTED AGAINST HIM AND INCURRED BY HIM IN ANY SUCH CAPACITY OR ARISING OUT OF HIS STATUS AS SUCH, WHETHER OR NOT THE CORPORATION WOULD HAVE THE POWER TO INDEMNIFY HIM AGAINST SUCH LIABILITY UNDER THE PROVISIONS OF THIS ARTICLE.